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USAA GROWTH AND TAX STRATEGY FUND
SUPPLEMENT DATED JULY 9, 2012
TO THE FUND'S PROSPECTUS
DATED OCTOBER 1, 2011

Michael Liao no longer serves as a portfolio manager for the Growth and Tax Strategy Fund (the Fund). References to Mr. Liao found on pages 7 and 23 of the Fund's prospectus are hereby deleted and replaced with the following:

Christopher A. Fronk and Jacob C. Weaver are primarily responsible for the day-to-day management of the Blue Chip Stocks investment category of the Fund.

Jacob C. Weaver, Senior Vice President of NTI, has managed tax advantaged equity, quality dividend focus, and quantitative active strategies, as well as international indexes since joining NTI in 2002. He has managed the Blue Chip Stocks investment category of the Fund since June 2012.

97544-0712